UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

KEYSIGHT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Fountaingrove Parkway Santa Rosa CA		95403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on March 28, 2017, Keysight Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of Goldman, Sachs & Co., BNP Paribas Securities Corp., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., and Wells Fargo Securities, LLC (the “Underwriters”), pursuant to which the Company agreed to sell $700,000,000 aggregate principal amount of its 4.60% Senior Notes due 2027 (the “Notes”) to the Underwriters. The Company offered the Notes pursuant to its effective shelf registration statement on Form S-3 (No. 333-216838) (the “Shelf Registration Statement”). The offering of the Notes closed on April 6, 2017.

On April 6, 2017, the Company executed a second supplemental indenture (the “Second Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), to the indenture (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”), dated as of October 15, 2014, between the Company and the Trustee, pursuant to which the Notes were issued. The Company intends to use the net proceeds from the sale of the Notes to pay a portion of the consideration for the contemplated merger with Ixia (the “Merger”) and to pay related fees and expenses.

Interest on the Notes will accrue at a rate of 4.60% per annum. Interest will accrue from the most recent interest payment date to or for which interest has been paid or duly provided for, payable semi-annually in arrears on April 6 and October 6 of each year, beginning October 6, 2017. The Notes will mature on April 6, 2027. The Notes are unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all existing and future unsecured and unsubordinated obligations of the Company, including any indebtedness the Company may incur from time to time under its senior term loan facility and senior revolving credit facility.

The Company may redeem the Notes at its option at any time, either in whole or in part, upon at least 30 days’, but not more than 60 days’, prior notice. If it elects to redeem Notes at any time prior to January 6, 2027 (the date that is three months prior to the maturity date of the Notes), it will pay a redemption price equal to (A) the greater of (i) 100% of the aggregate principal amount of the Notes to be redeemed on the redemption date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) to the redemption date using a discount rate equal to the treasury rate plus 0.35%; plus (B) accrued and unpaid interest thereon to, but not including, the redemption date. In addition, if the Notes are redeemed on or after January 6, 2027 (the date that is three months prior to the maturity date of the Notes), prior to the maturity date of the Notes being redeemed, the redemption price will equal 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

In the event that (a) the Merger does not take place on or prior to December 31, 2017, or (b) at any time prior to December 31, 2017, the Merger agreement is terminated, the Company will be obligated to redeem all of the Notes at a price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest to, but not including, the redemption date.

Upon the occurrence of certain events related to a change of control, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

Subject to certain qualifications and exceptions, the Indenture limits the ability of the Company and its subsidiaries to create or permit to exist liens with respect to principal properties and to enter into sale and leaseback transactions with respect to principal properties, and limits the Company’s ability to merge or consolidate with any other entity or convey, transfer or lease the Company’s properties and assets substantially as an entirety.

The Indenture also provides for certain customary events of default (subject, in certain cases, to receipt of notice of default and/or customary grace or cure periods).

A copy of the Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 17, 2014, has been incorporated by reference in the Shelf Registration Statement and is incorporated by reference herein and filed as Exhibit 4.1 hereto. A copy of the Second Supplemental Indenture and the form of global note for the Notes are filed as Exhibits 4.2 and 4.3 hereto, respectively, and each is incorporated by reference herein and in the Shelf Registration Statement. The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Indenture and the form of global note for the Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 15, 2014, between Keysight Technologies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Keysight Technologies, Inc.’s Current Report on Form 8-K filed October 17, 2014).

4.2	Second Supplemental Indenture, dated as of April 6, 2017, between Keysight Technologies, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of 4.60% Senior Notes due 2027 (included in Exhibit 4.2).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

By:	/s/ Jeffrey K. Li
Name:	Jeffrey K. Li
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: April 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of October 15, 2014, between Keysight Technologies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Keysight Technologies, Inc.’s Current Report on Form 8-K filed October 17, 2014).

4.2	Second Supplemental Indenture, dated as of April 6, 2017, between Keysight Technologies, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of 4.60% Senior Notes due 2027 (included in Exhibit 4.2).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).